EXHIBIT 99.2
Magna Entertainment Corp. (MEC)
Hypothetical Liquidation Analysis
USD 000’s

This is a hypothetical liquidation analysis for each MEC operating business unit, including Corporate. The analysis is a based on the Company’s January 31, 2010 unaudited balance sheet. The assumed asset recovery levels utilized in this analysis represents management’s best estimate based on information currently available, including real estate appraisals and results from the marketing and sales process undertaken by MEC’s Financial Advisor Miller Buckfire.

The hypothetical liquidation analysis relies on certain projected future events and necessarily relies on certain estimates and assumptions in order to arrive at a hypothetical liquidation value for Debtors and their subsidiaries. Although developed and considered reasonable by Management, the estimates and assumptions are inherently subject to significant business, economic, competitive uncertainties and contingencies beyond the control of the Company and Management. The assumptions used in this analysis are, therefore, subject to material change.

Accordingly, there can be no assurances that the values reflected in the liquidation analysis would be realized if the Company was, in fact, to undergo such a liquidation, and actual results could vary materially from those shown here. Furthermore, the Company cannot judge with any degree of certainty the impact of a forced liquidation on the market value of individual assets or the collectibility of accounts receivable.

Further, there can be no assurance that in a liquidation scenario, the Company can raise the working capital under any credit agreement in order to fund the liquidation process. As a result, the liquidation recovery may be even further diminished.

This hypothetical liquidation analysis is subject to change considering future liabilities and prospects for the liquidation of assets and collections of accounts receivable balances.

NOTES ON LIQUIDATION ANALYSIS

(a)	The analysis assumes that it will take 60 days to liquidate the assets.

(b)
Total net assets include a projected $23 million in cash and cash equivalents. Excludes cash balances from MEC non-debtor European entities as it is assumed that cash on hand will be required to satisfy a wind-down of the European entities.

(c)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen, account wagering customers, and the Remington Park sale proceeds. Therefore, it is assumed that restricted cash relating to horsemen and accounting wagering customers would have no recovery value for parties not subject to the various trust agreements. The estimated liquidation proceeds relate to recovering cash deposits for utility providers, and the net proceeds from the sale of Remington Park.

(d)	The account receivable recovery ranges are applied to receivable balances and does not include intercompany receivables.

(e)	Prepaid assets are assumed to have limited recoverability due to the nature of the assets as most are either prepaid insurance, licenses or other miscellaneous items.

(f)
Inventory consists of F&B, print shop, gift shop inventory at the racetracks as well as spare parts and equipment inventory for AmTote. It has been assumed that F&B inventory, particularly perishable items, will have a very limited recovery value.

Magna Entertainment Corp. (MEC)
Hypothetical Liquidation Analysis
USD 000’s

(g)	A federal income tax refund of approximately of $2.4 million is estimated to be collected relating primarily to loss carrybacks of MEC and its subsidiaries for the periods 2004 to 2007.

(h)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.

(i)	Equipment includes machinery and equipment, furniture, computer hardware, as well as the account wagering IT infrastructure and intellectual property for XpressBet.

(j)
Other assets include cash collateral for surety bonds, long-term deposits, investments in joint ventures, an estimated recovery related to gaming right potential at Thistledown and other various items.

(k)
Asset sales under contract relates to Lone Star Park, Fex Straw Manufacturing and the Meadows holdback note. Assumes that regulatory approval will be obtained for the asset sales, and that any operating losses incurred between the liquidation date and closing will be deducted from the sale proceeds. With respect to Thistledown, assumes termination of existing purchase agreement pursuant to Purchaser termination rights.

(l)
Total payroll expenses includes base compensation, employer paid benefits and taxes. Ongoing payroll expenses cover key management employees and the accounting, finance and information systems departments of each business unit and the corporate office. No retention bonuses have been assumed in the analysis.

Payroll expenses related to the WARN Act include base compensation, benefits and taxes for all terminated employees for a period of 60 days. Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week. The WARN Act provisions would be applicable to many of MEC’s business units.

(m)	Overhead expenses includes all operating costs over the liquidation period including, but not limited to utilities, communication, occupancy, travel and general and administrative.

(n)	Total professional fees includes fees for financial advisors and attorneys over the estimated 60 day liquidation period which is currently estimated at $2.5 million.

(o)	Assumes that property tax and insurance costs will not payable during the 60 day liquation process (i.e., assumes that lump sum annual payments are made prior to the liquidation period).

(p)	For the purpose of this analysis, assumes that the DIP Loan is fully drawn.

Magna Entertainment Corp. (MEC)
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High
Asset categories
Cash	22,966	100%	100%	22,966	22,966
Restricted Cash (1)	59,165	87%	87%	51,279	51,279
Accounts receivable	44,700	30%	60%	13,410	26,820
Prepaids	8,724	0%	5%	-	436
Inventory	5,671	9%	22%	489	1,258
Income tax receivable	2,442	100%	100%	2,442	2,442
Land (2)	237,657	64%	132%	150,965	313,000
Building and fixtures (2)	342,188	0%	0%	-	-
Equipment and other	84,895	28%	63%	23,761	53,615
Other assets	57,616	10%	81%	6,045	46,518
Asset sales under contract				35,500	61,928
	866,024			306,857	580,261
Less: Wind down expenses
Professional fees				2,500	2,500
Payroll (WARN Act) (3)				11,978	11,978
Administrative payroll				766	766
Utilities				164	640
G&A, rent, communication, etc				616	616
Other				-	-
Total Wind-down Expenses				16,025	16,500

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				290,832	563,762

Secured Debt	Principal	Accrued Interest	Letters of credit and commitment fees	Total
Wells Fargo (Term loan and revolver)	65,045	17	-	65,062	65,062
PNC	12,926	42	-	12,968	12,968
BMO	37,991	-	1,937	39,928	39,928
MID - Gulfstream Park	169,172	18,230		187,402	187,402
MID - Remington Park	22,762	2,238		25,000	25,000
MID - Bridge Loan	125,000	15,632		140,632	140,632
MID - 2008 New Loan - Tranche 1	51,200	6,802	19	58,021	58,021
MID - 2008 New Loan - Tranche 2	789	198	1	988	988
MID - DIP Loan (4)	33,000	-	-	33,000	33,000
Total Secured Debt	517,885	43,159	1,957	563,001	563,001
Net Estimated Liquidation Proceeds less Secured Debt	(272,169)	761

Footnotes:
(1)
Restricted cash relates to cash held in trust on behalf of the Horsemen, account wagering customers, and the Remington Park sale proceeds. Therefore, it is assumed that restricted cash relating to horsemen and accounting wagering customers would have no recovery value for parties not subject to the various trust agreements. The estimated liquidation proceeds relate to recovering cash deposits for utility providers, and the net proceeds from the sale of Remington Park.

(2)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(3)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week. The WARN Act provisions would be applicable to many of MEC's business units.

(4)	Assumes that the DIP Loan is fully drawn.

Santa Anita Park
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	4,984	100%	100%	4,984	4,984
Restricted Cash (1)	3,285	0%	0%	-	-
Accounts receivable	14,060	30%	60%	4,218	8,436
Prepaids (2)	1,247	0%	5%	-	62
Inventory (3)	837	5%	15%	42	126
Income tax receivable (4)	-	0%	0%	-	-
Land (5)	73,739	100%	200%	73,739	147,478
Buildings (5)	69,632	0%	0%	-	-
Equipment and other	4,192	10%	25%	419	1,048
Other assets (6)	9,635	0%	0%	-	-

	181,611			83,402	162,134

Less: Wind down expenses
Professional fees (7)				-	-
Payroll (WARN Act) (8)				2,774	2,774
Administrative payroll				84	84
Utilities				30	118
G&A, rent, communication, etc				30	30
Other
Total Wind-down Expenses				2,918	3,006

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				80,484	159,128

Secured Debt	Total Debt			Repayment	Repayment
Wells Fargo (Term loan and revolver)	65,062			65,062	65,062
BMO	39,928			15,422	39,928
MID - Bridge Loan	140,632			-	54,138
MID - 2008 New Loan - Tranche 1	58,021			-	-
MID - 2008 New Loan - Tranche 2	988			-	-
MID - DIP Loan (9)	33,000			-	-
	337,631			80,484	159,128

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen and other parties. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	Prepaid assets are assumed to have limited recoverability due to the nature of the assets as most are either prepaid insurance or other miscellaneous items.
(3)	Inventory consists of print shop, gift shop and F&B. It has been assumed that F&B inventory, particularly perishable items will have limited recovery value.
(4)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(5)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(6)	Other assets relates to costs incurred re: the Caruso JV entitlement process. Assumed to have no recoverable value.
(7)	Professional fees are included in the MEC Corporate estimates.
(8)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(9)	Assumes that the DIP Loan is fully drawn.
(10)	The analysis assumes that it will take 60 days to liquidate the assets

Golden Gate Fields
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	2,688	100%	100%	2,688	2,688
Restricted Cash (1)	1,050	0%	0%	-	-
Accounts receivable	7,098	30%	60%	2,129	4,259
Prepaids (2)	532	0%	5%	-	27
Inventory (3)	116	2%	5%	2	6
Income tax receivable (4)	-	0%	0%	-	-
Land (5)	57,192	40%	80%	22,877	45,754
Buildings (5)	16,893	0%	0%	-	-
Equipment and other	1,369	10%	25%	137	342
Other assets (6)	8,500	0%	0%	-	-

	95,438			27,833	53,075

Less: Wind down expenses
Professional fees (7)				-	-
Payroll (WARN Act) (8)				2,308	2,308
Administrative payroll				72	72
Utilities				22	90
G&A, rent, communication, etc				40	40
Other
Total Wind-down Expenses				2,442	2,510
Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				25,391	50,565

Secured Debt	Total Debt			Repayment	Repayment
BMO	39,928			24,506	-
MID - Bridge Loan	140,632			885	50,565
MID - 2008 New Loan - Tranche 1	58,021
MID - 2008 New Loan - Tranche 2	988
MID - DIP Loan (9)	33,000
	272,569

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen and other parties. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	Prepaid assets are assumed to have limited recoverability due to the nature of the assets as most are either prepaid insurance or other miscellaneous items.
(3)	Inventory consists of F&B items. It has been assumed that F&B inventory, particularly perishable items will have limited recovery value.
(4)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(5)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(6)	Relates to an investment in a related company which is controlled by MEC. Assumes no recoverable value.
(7)	Professional fees are included in the MEC Corporate estimates.
(8)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(9) (10)	Assumes that the DIP Loan is fully drawn. The analysis assumes that it will take 60 days to liquidate the assets

Gulfstream Park
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	7,015	100%	100%	7,015	7,015
Restricted Cash (1)	474	0%	0%	-	-
Accounts receivable	12,841	30%	60%	3,852	7,705
Prepaids (2)	3,379	0%	5%	-	169
Inventory	289	5%	15%	14	43
Income tax receivable (3)	-	0%	0%	-	-
Land (4)	52,381	75%	150%	39,286	78,572
Buildings (4)	150,910	0%	0%	-	-
Equipment and other	32,781	10%	25%	3,278	8,195
Other assets (5)	27,882	0%	100%	-	27,882

	287,952			53,446	129,581

Less: Wind down expenses
Professional fees (6)				-	-
Payroll (WARN Act) (7)				1,746	1,746
Administrative payroll				78	78
Utilities				32	128
G&A, rent, communication, etc				60	60
Other
Total Wind-down Expenses				1,916	2,012

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				51,530	127,569

Secured Debt	Total Debt			Repayment	Repayment
MID – Gulfstream Park	187,402			51,530	127,569
MID – Remington Park	25,000
MID - DIP Loan (8)	33,000
	245,402			51,530	127,569

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	The majority ($2.7M) of the prepaid balance relates to prepaid licenses which are assumed to have no recoverable value.
(3)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(4)
Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings Land value includes an assumed recoverable value related to the land lease with the VGP development.

(5)	Relates to the investment in the Village at Gulfstream Park JV development with Forest City.
(6)	Professional fees are included in the MEC Corporate estimates.
(7)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(8)	Assumes that the DIP Loan is fully drawn.
(9)	The analysis assumes that it will take 60 days to liquidate the assets.

Palm Meadows
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	194	100%	100%	194	194
Restricted Cash		0%	0%	-	-
Accounts receivable	926	30%	60%	278	556
Prepaids		0%	5%	-	-
Inventory	3	5%	15%	0	0
Income tax receivable (1)	-	0%	0%	-	-
Land (2)	8,023	50%	100%	4,012	8,023
Buildings (2)	51,135	0%	0%	-	-
Equipment and other	16,683	10%	25%	1,668	4,171
Other assets		0%	0%	-	-

	76,964			6,152	12,944

Less: Wind down expenses
Professional fees (3)				-	-
Payroll (WARN Act) (4)				-	-
Administrative payroll (4)				-	-
Utilities				3	11
G&A, rent, communication, etc				10	10
Other
Total Wind-down Expenses				13	21

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				6,139	12,923

Secured Debt	Total Debt			Repayment	Repayment
MID – Gulfstream Park	187,402			6,139	12,923
MID – Remington Park	25,000
MID - DIP Loan (5)	33,000
	245,402			6,139	12,923

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(2)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(3)	Professional fees are included in the MEC Corporate estimates.
(4)	Gulfstream Park performs the administrative functions on behalf of Palm Meadows. WARN act provisions are not expected to be applicable.
(5)	Assumes that the DIP Loan is fully drawn.
(6)	The analysis assumes that it will take 60 days to liquidate the assets

XpressBet
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	1,664	100%	100%	1,664	1,664
Restricted Cash (1)	2,785	0%	0%	-	-
Accounts receivable	542	30%	60%	163	325
Prepaids	512	0%	5%	-	26
Inventory		0%	0%	-	-
Income tax receivable (2)		0%	0%	-	-
Land	-	0%	0%	-	-
Buildings	-	0%	0%	-	-
Equipment and other	3,140	500%	1000%	15,700	31,400
Other assets		0%	0%	-	-

	8,643			17,527	33,415

Less: Wind down expenses
Professional fees (3)				-	-
Payroll (WARN Act) (4)				-	-
Administrative payroll				70	70
Utilities				2	4
G&A, rent, communication, etc				50	50
Other
Total Wind-down Expenses				124	124

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				17,405	33,291

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the account wagering customers. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(3)	Professional fees are included in the MEC Corporate estimates.
(4)	WARN Act provisions are not expected to be applicable.
(5)	The analysis assumes that it will take 60 days to liquidate the assets.
(6)
XpressBet is a non-debtor entity. Accordingly, MEC, as the owner of XpressBet, would be entitled to the liquidation proceeds, if any, from XpressBet, which would then be used to repay MID secured debt.

AmTote International
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	3,032	100%	100%	3,032	3,032
Restricted Cash		0%	0%	-	-
Accounts receivable	4,169	30%	60%	1,251	2,501
Prepaids	895	0%	5%	-	45
Inventory (1)	4,186	10%	25%	419	1,047
Income tax receivable (2)	123	100%	100%	123	123
Land	-	0%	0%	-	-
Buildings	-	0%	0%	-	-
Equipment and other (3)	20,636	10%	35%	2,064	7,223
Other assets	74	0%	0%	-	-

	33,115			6,888	13,970

Less: Wind down expenses
Professional fees (4)				-	-
Payroll (WARN Act) (5)				1,350	1,350
Administrative payroll				80	80
Utilities				15	46
G&A, rent, communication, etc				156	156
Other
Total Wind-down Expenses				1,601	1,632

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				5,287	12,338

Secured Debt	Total Debt			Repayment	Repayment
MID - DIP Loan (6)	33,000			5,287	12,338
	33,000			5,287	12,338

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)	Inventory represents primarily parts inventory (some paper inventory in the US). Given the specific nature of the inventory, it is assumed to have a limited recovery.
(2)	Income tax recoverable relates to a loss carryback to 2006
(3)	Fixed assets relates to terminals, servers, display boards, computer hardware and software.
(4)	Professional fees are included in the MEC Corporate estimates.
(5)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(6)	Assumes that the DIP Loan is fully drawn.
(7)	The analysis assumes that it will take 60 days to liquidate the assets.

Portland Meadows
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	778	100%	100%	778	778
Restricted Cash (1)	904	0%	0%	-	-
Accounts receivable	1,062	30%	60%	319	637
Prepaids	169	0%	5%	-	8
Inventory	20	5%	15%	1	3
Income tax receivable (2)		0%	0%	-	-
Land	5,194	10%	40%	519	2,078
Buildings	-	0%	0%	-	-
Equipment and other	114	10%	25%	11	29
Other assets		0%	0%	-	-

	8,241			1,628	3,533

Less: Wind down expenses
Professional fees (3)				-	-
Payroll (WARN Act) (4)				450	450
Administrative payroll				54	54
Utilities				4	16
G&A, rent, communication, etc				30	30
Other
Total Wind-down Expenses				538	550

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors (6)				1,090	2,983

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(3)	Professional fees are included in the MEC Corporate estimates.
(4)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(5)	The analysis assumes that it will take 60 days to liquidate the assets.
(6)
Portland Meadows is a non-debtor entity. Accordingly, MEC, as the owner of Portland Meadows, would be entitled to the liquidation proceeds, if any, from Portland Meadows, which would then be used to repay MID secured debt.

MEC Corporate
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	1,083	100%	100%	1,083	1,083
Restricted Cash (1)	51,279	100%	100%	51,279	51,279
Accounts receivable	486	30%	60%	146	292
Prepaids	783	0%	5%	-	39
Inventory		0%	0%	-	-
Income tax receivable (2)	658	100%	100%	658	658
Land	-	0%	0%	-	-
Buildings	-	0%	0%	-	-
Equipment and other (3)	1,435	2%	5%	29	72
Other assets (4)	11,514	53%	75%	6,045	8,636

	67,238			59,239	62,058

Less: Wind down expenses
Professional fees				2,500	2,500
Payroll (WARN Act) (5)				-	-
Administrative payroll (5)				188	188
Utilities				-	-
G&A, rent, communication, etc				50	50
Other				-	-
Total Wind-down Expenses				2,738	2,738

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				56,501	59,320

Secured Debt	Total Debt			Repayment	Repayment
PNC				3,298	-
BMO				-	-
MID - Gulfstream Park				129,733	31,911
MID - Remington Park				25,000	25,000
MID - Bridge Loan				137,911	23,206
MID - 2008 New Loan – Tranche 1				58,021	58,021
MID - 2008 New Loan – Tranche 2				988	988
MID - DIP Loan (6)				-	-
				354,952	139,125

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors (8)				(298,451)	(79,805)

Footnotes:
(1)
Restricted cash relates to cash held in a segregated account related to the Remington Park sale proceeds, and Utility deposits. Assumes that utility deposits would be recoverable, as well as the Remington proceeds.

(2)	MEC files a consolidated income tax return and assumes no income taxes are recoverable.
(3)	Approximately $1 million relates to costs incurred relating to land entitlements for Gulfstream Park land in Aventura. The value of these costs has been attributed to the land at Gulfstream Park.
(4)	Other assets consistent of cash collateral for surety bonds ($6.9M), cash collateral for insurance ($1.0M), and costs capitalized for certain development projects.
(5)	Assumes the following personnel would be required during the 60 day liquidation process: 2 legal, 2 finance, 2 Information technology WARN Act provisions are not expected to be applicable.
(6)	Assumes that the DIP Loan is fully drawn.
(7)	The analysis assumes that it will take 60 days to liquidate the assets.
(8)	The estimated shortfall could be reduced, in part, by the liquidation proceeds, if any, from non-debtor entities XpressBet, Portland Meadows and Fex Straw.

Thistledown
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	1,058	100%	100%	1,058	1,058
Restricted Cash (1)	97	0%	0%	-	-
Accounts receivable (2)	915	30%	60%	275	549
Prepaids		0%	5%	-	-
Inventory	53	5%	15%	3	8
Income tax receivable (3)				-	-
Land (4)	1,002	50%	100%	501	1,002
Buildings (4)	3,934	0%	0%	-	-
Equipment and other	948	10%	25%	95	237
Other assets (5)	1	0%	1000000%	-	10,000

	8,008			1,931	12,854

Less: Wind down expenses
Professional fees (5)				-	-
Payroll (WARN Act) (6)				-	-
Administrative payroll				54	54
Utilities				12	46
G&A, rent, communication, etc				30	30
Other
Total Wind-down Expenses				96	130

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				1,835	12,724

Secured Debt	Total Debt			Repayment	Repayment
MID - Bridge Loan	140,632			1,835	12,724
MID - 2008 New Loan - Tranche 1	58,021
MID - 2008 New Loan - Tranche 2	988
MID - DIP Loan (9)	33,000
	232,641			1,835	12,724

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	AR excludes a tax abatement credit of $176k as it is assumed that no value will be attributed to this asset.
(3)	MEC files a consolidated income tax return and as a result there are no income taxes recoverable by the business units.
(4)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(5)	Relates to gaming right potential.
(6)	Professional fees are included in the MEC Corporate estimates.
(7)	WARN Act provisions are not expected to be applicable.
(8)	Assumes termination of existing purchase agreement pursuant to Purchaser termination rights.
(9) (10)	Assumes that the DIP Loan is fully drawn. The analysis assumes that it will take 60 days to liquidate the assets.

Maryland Jockey Club (Laurel, Pimlico, Bowie and OTB’s)
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Asset categories
Cash	470	100%	100%	470	470
Restricted Cash (1)	(709)	0%	0%	-	-
Accounts receivable (2)	2,601	30%	60%	780	1,561
Prepaids	1,207	0%	5%	-	60
Inventory	167	5%	15%	8	25
Income tax receivable (3)	1,661	100%	100%	1,661	1,661
Land (4)	40,126	25%	75%	10,032	30,095
Buildings (4)	49,684	0%	0%	-	-
Equipment and other	3,597	10%	25%	360	899
Other assets (5)	10	0%	0%	-	-

	98,814			13,311	34,771

Less: Wind down expenses
Professional fees (5)				-	-
Payroll (WARN Act) (6)				3,350	3,350
Administrative payroll				86	86
Utilities				45	45
G&A, rent, communication, etc				160	160
Other
Total Wind-down Expenses				3,641	3,776

Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				9,670	30,995

Secured Debt	Total Debt			Repayment	Repayment
PNC	12,968			9,670	12,968
MID - DIP Loan (7)	33,000			-	-
	45,968			9,670	12,968

Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	18,027

Footnotes:
(1)
Restricted cash relates primarily to cash held in trust on behalf of the Horsemen. Therefore, it is assumed that restricted cash would have no recovery value for parties not subject to the trust agreement.

(2)	AR excludes amounts receivable of $1.646M from Cloverleaf Enterprises which has filed for bankruptcy protection and it has been assumed that this receivable will have no recovery value.
(3)
MEC files a consolidated income tax return and as a result there are generally no income taxes recoverable by the business units.  However, MJC has filed amended tax returns to reflect loss carrybacks (for periods prior to being included in MEC’s consolidated tax return), and a recovery is assumed in the analysis.

(4)	Estimated liquidation proceeds assume that the land is sold for development with no recoverable value for buildings.
(5)	Professional fees are included in the MEC Corporate estimates.
(6)
Under the WARN Act, 60 days notice must be provided to employees (hourly and salaried workers), and applies if the employer has more than 100 employees. The WARN Act does not cover those employees who have worked less than 6 months in the last 12 months and those who work less than 20 hours per week.

(7)	Assumes that the DIP Loan is fully drawn.
(8)	The analysis assumes that it will take 60 days to liquidate the assets

Asset sales under contract
Hypothetical Liquidation Analysis
USD 000’s

Description	Jan 2010	Estimated recovery %		Estimated Liquidation Proceeds
	Assets (Unaudited)	Low	High	Low	High

Lone Star Park (1)				35,000	45,953
Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				35,000	45,953

Secured Debt	Total Debt			Repayment	Repayment
MID - DIP Loan (2)	33,000			27,713	20,662
Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors (3)				7,287	25,291

Fex Straw Manufacturing (1)				500	975
Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors (4)				500	975

Meadows holdback note				-	15,000
Net Estimated Liquidation Proceeds Available to Pay Secured Creditors				-	15,000

Secured Debt	Total Debt			Repayment	Repayment
MID - Gulfstream Park	187,402			-	15,000
MID - DIP Loan (2)	33,000			-	-
	220,402			-	15,000
Net Estimated Liquidation Proceeds Available to Pay Unsecured Creditors				-	-

Footnotes:
(1)	“High” estimate assumes that regulatory approval will be obtained, and any operating losses incurred between the liquidation date and closing will be deducted from the sale proceeds.
(2)	Assumes that the DIP Loan is fully drawn.
(3)
Pursuant to the settlement agreement between MID and the UCC, Lone Star Park’s operational requirements are to be funded by MID and the UCC prior to the sale transaction closing. Without this funding, it is unlikely that Lone Star Park would be able to meet its financial obligations in order to get to a closing of the sale contract. In the event that Lone Star Park became insolvent, MID would have the right to foreclose on Lone Star Park such that the assumed sale transaction would not close.

(4)
Fex Straw is a non-debtor entity. Accordingly, MEC, as the owner of Fex Straw, would be entitled to the liquidation proceeds, if any, from Fex Straw, which would then be used to repay MID secured debt.